EXHIBIT 10.16

Yucheng Schedules

1.             Detailed information with respect to Sihitech Company Limited (“Sihitech”).

2.             Detailed information with respect to Beijing e-Channels Century Technology Co., LTD. (“e-Channels”).

3.             List of Vendor Accounts.

4.             Allocation of Purchase Price to Vendors.

5.             Allocation of Yucheng Stock to Sihitech and e-Channels.

6.             Sihitech and e-Channels stock holdings.

7.             Consents and Approvals.

8.             Licenses, Permits, Etc.

9.             Financial Statements.

10.           Real Property.

11.           Non-Real Estate Leases.

12.           Inventory.

13.           Contracts, Obligations and Commitments.

14.           Intellectual Property.

15.           Other Intellectual Property Rights.

16.           Software.

17.           Out-Bound Licenses.

18.           In-Bound Licenses.

19.           Royalties.

20.           Absence of Certain Changes.

21.           Employee Plans; Labor Matters.

22.           Related Transactions.

23.           Litigation.

24.           Settled Litigation.

25.           Capitalization of Yucheng.

26.           Unaudited Balance Sheet of China Unistone.

27.           Amendments to Articles of Association of Sihitech and e-Channels.

28.           Legal Opinion from China Unistone and Yucheng’s legal counsel.

29.           Legal Opinion from Vendors’ legal counsel.